Exhibit 10(iii)

                              FORECLOSURE AGREEMENT

         This Foreclosure Agreement (the "Agreement"), dated as of the 1st day of February, 2001, is entered into by and among Independent Steel Products, LLC, a New York limited liability company ("Buyer"), LaSalle Bank National Association, a national banking association ("Bank"), Atlantic Hardware & Supply Corporation, a New York corporation ("Atlantic Hardware"), Universal Supply Group, Inc., a New York Corporation, formerly known as Colonial Commercial Sub Corp. ("Universal Supply"), and Well-Bilt Steel Products, Inc., a New Jersey corporation ("Well-Bilt Steel" or "Borrower").

                                    RECITALS

         I. Pursuant to that certain Loan and Security Agreement dated as of June 24, 1999 by and between Bank and Atlantic Hardware, as amended by that certain First Amendment dated as of September 21, 1999 (the "First Atlantic Hardware Amendment"), as further amended by that certain Second Amendment dated as of September 29, 1999 (the "Second Atlantic Hardware Amendment"), as further amended by that certain Third Amendment dated as of November 1, 1999 (the "Third Atlantic Hardware Amendment"), as further amended by that certain Fourth Amendment dated as of December 2, 1999 (the "Fourth Atlantic Hardware Amendment"), as further amended by that certain Fifth Amendment dated as of June 1, 2000 (the "Fifth Atlantic Hardware Amendment") and as further amended by that certain Sixth Amendment dated as of July 14, 2000 (the "Sixth Atlantic Hardware Amendment") (the Loan and Security Agreement as so amended and as otherwise previously amended, restated, supplemented or otherwise modified from time to time, the "Atlantic Hardware Security Agreement"), and pursuant to certain other documents, instruments and agreements executed pursuant thereto or in connection therewith (collectively, the "Atlantic Hardware Related Agreements" and together with the Atlantic Hardware Agreement, the "Atlantic Hardware Documents"), Bank has made loans to, and made other financial accommodations to or for the benefit of, Atlantic Hardware (all such loans and other financial accommodations being herein referred to collectively as the "Atlantic Hardware Loans"). The Atlantic Hardware Loans and all other obligations of Atlantic Hardware to Bank, howsoever created, arising or evidenced (collectively, the "Atlantic Hardware Obligations"), are secured by substantially all of Atlantic Hardware's assets, consisting of both real and personal property. Further, payment of the Atlantic Hardware Obligations is guaranteed by the third party guaranty dated June 24, 1999 of Universal Supply, by the third party guaranty dated June 24, 1999 of Colonial Commercial Corp., a New York corporation ("Colonial"), and by the third party guaranty dated June 1, 2000 of Well-Bilt Steel (Universal Supply, Colonial and Well-Bilt Steel, in such capacity, sometimes hereinafter are referred to individually as an "Atlantic Hardware Guarantor" and collectively as "Atlantic Hardware Guarantors").


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         II. Pursuant to that certain Loan and Security Agreement dated as of
June 24, 1999 by and between Bank and Universal Supply, as amended by that certain First Amendment dated as of September 20, 1999 (the "First Universal Supply Amendment"), as further amended by that certain Second Amendment dated as of September 23, 1999 (the "Second Universal Supply Amendment"), as further amended by that certain Third Amendment dated as of October 7, 1999 (the "Third Universal Supply Amendment"), as further amended by that certain Fourth Amendment dated as of December 2, 1999 (the "Fourth Universal Supply Amendment"), as further amended by that certain Fifth Amendment dated as of June 1, 2000 (the "Fifth Universal Supply Amendment") and as further amended by that certain Sixth Amendment dated as of July 14, 2000 (the "Sixth Universal Supply Amendment") (the Loan and Security Agreement as so amended and as otherwise previously amended, restated, supplemented or otherwise modified from time to time, the " Universal Supply Security Agreement"), and pursuant to certain other documents, instruments and agreements executed pursuant thereto or in connection therewith (collectively, the "Universal Supply Related Agreements" and together with the Universal Supply Agreement, the "Universal Supply Documents"), Bank has made loans to, and made other financial accommodations to or for the benefit of, Universal Supply (all such loans and other financial accommodations being herein referred to collectively as the "Universal Supply Loans"). The Universal Supply Loans and all other obligations of Universal Supply to Bank, howsoever created, arising or evidenced (collectively, the "Universal Supply Obligations"), are secured by substantially all of Universal Supply's assets, consisting of both real and personal property. Further, payment of the Universal Supply Obligations is guaranteed by the third party guaranty dated June 24, 1999 of Atlantic Hardware, by the third party guaranty dated June 24, 1999 of Colonial and by the third party guaranty dated June 1, 2000 of Well-Bilt Steel (Atlantic Hardware, Colonial and Well-Bilt Steel, in such capacity, sometimes hereinafter are referred to individually as a "Universal Supply Guarantor" and collectively as "Universal Supply Guarantors").

         III. Pursuant to that certain Loan and Security Agreement dated as of June 1, 2000 by and between Bank and Well-Bilt Steel, as amended by that certain First Amendment dated as of July 14, 2000 (the "First Well-Bilt Steel Amendment") (the Loan and Security Agreement as so amended and as otherwise previously amended, restated, supplemented or otherwise modified from time to time, the "Well-Bilt Steel Security Agreement"), and pursuant to certain other documents, instruments and agreements executed pursuant thereto or in connection therewith (collectively, the "Well-Bilt Steel Related Agreements" and together with the Well-Bilt Steel Agreement, the "Well-Bilt Steel Documents"), Bank has made loans to, and made other financial accommodations to or for the benefit of, Well-Bilt Steel (all such loans and other financial accommodations being herein referred to collectively as the "Well-Bilt Steel Loans"). The Well-Bilt Steel Loans and all other obligations of Well-Bilt Steel to Bank, howsoever created, arising or evidenced (collectively, the "Well-Bilt Steel Obligations"), are secured by substantially all of Well-Bilt Steel's assets.

         IV. Bank and Borrower acknowledge that, as a result of a continuing default by Borrower in repayment and performance of the Well-Bilt Steel Obligations and other liabilities under the Well-Bilt Steel Documents, Bank has

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the right under Section 9-504 of the Illinois Uniform Commercial Code (the
"UCC") to sell and transfer to any person or entity for value in a private sale all of Borrower's right, title and interest in and to any or all of the assets subject to Bank's security interest (such assets are collectively referred to herein as the "Encumbered Assets").

         V. Borrower is willing to surrender possession to Bank solely for the purpose of effecting such a private sale, and Buyer desires to purchase, certain personal property assets of Borrower, which personal property includes certain tangible assets and intangible assets, the tangible assets of which are located in one or more states, including New York, on the terms and subject to the conditions set forth herein.

         VI. Bank desires to grant, sell, transfer and deliver to Buyer, and Buyer desires to acquire from Bank for value in a sale pursuant to the UCC and on the terms and conditions hereinafter set forth, all of Borrower's and Bank's right, title and interest in the Subject Assets (as hereinafter defined).

                                   AGREEMENTS

         NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, Buyer, Bank, and Borrower agree as follows:

         1. Incorporation of Recitals. The Recitals set forth above are true and correct, and are incorporated into and form an integral part of the agreement between the parties contained in this Agreement; provided, however, that Buyer makes no representations with respect to the Recitals contained in I through IV above.

         2. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, in consideration of the Purchase Price (as hereinafter defined), at the Closing referred to in Section 5 hereof, pursuant to Section 9-504 of the UCC and other applicable law, Bank shall sell, assign, transfer and deliver to Buyer, and Buyer shall purchase, acquire and take assignment and delivery of, all of Borrower's rights, title and interest in and to all of the assets more particularly described on Schedule 2 attached hereto (all of which assets are hereinafter referred to collectively as the "Subject Assets"), whereupon, pursuant to applicable law, Bank's lien and security interest, and all liens and security interests junior and/or subordinated thereto, will be discharged.

                  2.1 Excluded Assets. Notwithstanding the foregoing, Bank is not selling and Buyer is not purchasing any of those assets more particularly described on Schedule 2.1 hereof (such assets being referred to hereinafter as the "Excluded Assets"). Buyer may elect to exclude any of the other Subject Assets from the sale, but such an exclusion shall not result in any reduction of the Purchase Price (as hereinafter defined).

                  2.2 Compliance with Section 9-504. It is the express intent of the parties hereto that the sale of the Subject Assets contemplated hereby be consummated pursuant to Section 9-504 of the UCC. Accordingly, Bank has conducted searches of the records in the locations listed in Part I of Schedule 2.2, which searches have revealed the entities listed on Part II of Schedule

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2.2. To the extent not waived in writing to the sole satisfaction of Bank, Bank has sent or will send notices of the foreclosure sale contemplated hereby in advance of such sale to the parties listed in Part III of Schedule 2.2 and to any other party from whom Bank has received (before sending its notices to Borrower) written notice of a claim of an interest in the Subject Assets whose interest might be adversely affected hereby. Copies of such notices may later be appended to Schedule 2.2 and made a part thereof.

                  2.3 Assumption of Obligations or Liabilities. Buyer shall assume no liabilities or accrued liabilities of Borrower except that Buyer shall assume those liabilities specifically set forth on Schedule 2.3 hereto (the "Assumed Liabilities"). Bank shall not assume, nor shall Bank be deemed to have assumed, any liability or obligation of Borrower whatsoever.

                  2.4 Sale As Is; Where Is. Bank specifically disclaims (and the parties hereto expressly agree that Bank makes and gives no covenant, undertaking, representation or warranty, express or implied, in connection with this Agreement, the Subject Assets or any other matter relating hereto or thereto) as to the following matters:

                  (a) Non-infringement of any of the trademarks or tradenames owned by Borrower;

                  (b) The existence on the Closing Date of any specific items constituting the Subject Assets or the quantity or quality thereof; or

                  (c) The condition, quality, suitability, value, merchantability or fitness for a particular purpose of any of the Subject Assets or of Borrower or any aspect of Borrower's financial condition, businesses, prospects, or operations.

         BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT AS, AND ONLY TO THE EXTENT SET FORTH HEREIN: (A) THE SALE OF SUBJECT ASSETS HEREUNDER IS: WITHOUT RECOURSE TO BANK; ON AN "AS IS, WHERE IS" BASIS; WITHOUT ANY REPRESENTATIONS OR WARRANTIES AS TO ITEMS, CONDITION, QUANTITY OR ANY OTHER MATTERS WHATSOEVER; (B) BANK IS SELLING TO BUYER ALL ACCOUNTS RECEIVABLE WITHOUT RECOURSE TO BANK WITH RESPECT TO THE CREDITWORTHINESS OF ANY OBLIGOR WITH RESPECT TO SUCH ACCOUNTS RECEIVABLE; BANK MAKES NO REPRESENTATION AS TO THE VALUE, IF ANY, OF THE SUBJECT ASSETS BEING TRANSFERRED HEREBY; AND BANK MAKES NO REPRESENTATION OR WARRANTY CONCERNING THE POSSIBLE INFRINGEMENT OF ANY TRADEMARKS, TRADENAME OR PATENT ARISING OUT OF THE USE BY BUYER OF ANY OF THE SUBJECT ASSETS; (C) BANK MAKES NO REPRESENTATIONS OR WARRANTIES THAT ALL OR A PORTION OF THE SUBJECT ASSETS ARE MERCHANTABLE (IN THE SENSE OF AN IMPLIED WARRANTY OF MERCHANTABILITY UNDER THE
UCC) OR FIT FOR A PARTICULAR PURPOSE; AND (D) THE SOLE REPRESENTATIONS AND WARRANTIES OF BANK REGARDING THE SUBJECT ASSETS ARE THOSE SPECIFICALLY PROVIDED IN SECTIONS 9 AND 10 OF THIS AGREEMENT.

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         3.       Purchase Price; Payment of Consideration.
                  ----------------------------------------

                  3.1 Consideration. For purchase of the Subject Assets, Buyer shall (i) issue to the Bank a Note and Security Agreement in the principal amount of $300,000 and (ii) pay to Bank $700,000 in cash (collectively, the "Purchase Price").

                  3.2 Timing and Method of Payment. The cash portion of the Purchase Price shall be paid to Bank at the Closing (as hereinafter defined) by cashier's check, certified check or wire transfer of immediately available funds, at the option of Bank. The remainder of the Purchase Price shall be paid to the Bank at the Closing by issuance of a note substantially in the form of Exhibit A hereto.

                  3.3 Credit Against Purchase Price. At Closing, Buyer shall receive a credit against the Purchase Price in an amount equal to the then outstanding amount of those liabilities of Borrower that are assumed by Buyer and that are reflected on Schedule 2.3 hereof.

         4.       Liabilities and Liens Remain Outstanding; Bank Assumes
                  ------------------------------------------------------
                   No Liabilities.
                  ---------------

                  4.1 Each of Bank, Borrower, Atlantic Hardware, Universal Supply, Colonial and Well-Bilt, in its capacity as an Atlantic Hardware Guarantor and a Universal Supply Guarantor (Atlantic Hardware, Universal Supply, Colonial and Well-Bilt, in its capacity as an Atlantic Hardware Guarantor and a Universal Supply Guarantor, sometimes hereinafter are referred to individually as a "Borrower Party" and collectively as "Borrower Parties") specifically acknowledge and agree that, except to the extent of cash actually and finally applied by Bank to such liabilities, the Loans and other Obligations shall remain outstanding, and Bank does not release any, but instead specifically reserves all, security interests, liens and other encumbrances and rights relating thereto, in all assets and collateral described in Bank Loan Documents which are not included in the Subject Assets and the assets which are not sold to Buyer hereunder, including, without limitation, all of the Excluded Assets.

                  4.2 Borrower and Buyer agree that, to date, Bank has assumed no liability with respect to any of the Subject Assets or the Excluded Assets and Bank, under no circumstances (including, without limitation, with respect or pursuant to this Agreement), assumes or shall assume any liability with respect to any of such assets.

                  4.3 Borrower, Buyer and Bank agree that Buyer is responsible for the Assumed Liabilities reflected on Schedule 2.3 of this Agreement.

         5.       Closing.
                  -------

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                  5.1 Closing Date. The "Closing Date" shall mean the date upon which the Purchase Price is paid in cash by Buyer to Bank, Borrower's right, title and interest in the Subject Assets is transferred by Bank to Buyer, all of which shall occur on or before February 1, 2001, or such later date to which the Closing may be extended upon the mutual written consent of Bank and Buyer, such consent to be given or not given in the sole and absolute discretion of each such party. In the event that the Closing Date does not occur on or prior to February 1, 2001, the parties hereby agree that this Agreement shall be terminated, unless Bank and Buyer mutually agree to continue the Closing Date to a date after February 1, 2001.

                  5.2 Time and Place. The transfer and delivery of all documents and instruments necessary to consummate the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of Katten Muchin Zavis, Chicago, Illinois, at 10:00 a.m. Chicago time on the Closing Date.

                  5.3  Transactions at Closing.  At the Closing:
                       -----------------------

                  (a) Bank shall execute and deliver to Buyer the General Assignment and Bill of Sale in substantially the form of Exhibit B hereto.

                  (b)      Buyer shall deliver to Bank the Purchase Price.

                  (c) Bank's security interests and liens shall immediately attach to and be perfected with respect to the proceeds of the sale of Subject Assets.

                  (d) Upon Bank's receipt of the Purchase Price, Bank shall be permitted to apply it to such of the Obligations as Bank determines in its sole discretion.

         6. Taxes. Any personal property taxes, sales taxes, and transfer taxes arising as a result of the transactions and sales contemplated by this Agreement shall be paid by Buyer.

         7. Representations, Warranties, and Covenants of Borrower. The Borrower and each Borrower Party represents, warrants and covenants to Buyer and Bank as follows:

                  7.1 9-504 Notice. Notice to the Borrower and each Borrower Party of the sale or disposition of the Subject Assets required under Section 9-504(3) of the UCC has, by the Borrower's and each Borrower Party's execution of this Agreement, been waived.

                  7.2 Conduct of Borrower's Business. Borrower covenants that from the date of this Agreement through the Closing Date, Borrower will not: (a) pay any dividends, make any distribution of capital or repurchase any capital stock; (b) make any advances, including salaries paid in advance, to officers, directors, shareholders or employees; (c) pay any bonuses, whether accrued, earned or unearned; (d) sell any asset, other than sales of inventory in the ordinary course of business; (e) settle or compromise with respect to any claim or other asset of Borrower which exceeds $10,000 in book value, including accounts receivable, for less than book value; (f) terminate, amend, settle or waive any material right of substantial value; or (g) sell, or commit for future delivery, any goods at prices below those which Borrower has, in the ordinary course of business, sold goods in the past. Borrower further covenants that it shall operate its business in a manner consistent with preserving its good standing with its customers and will keep all taxes current, including payroll taxes.

                  7.3. Litigation. Except as previously disclosed by Borrower in writing, to the best of Borrower's knowledge, no action, suit, proceeding or investigation is pending or threatened against Borrower.

                  7.4. Existence of and Title to the Subject Assets. The specific items constituting the Subject Assets will be in existence on the Closing Date (except for any accounts receivable collected by Borrower since the date of this Agreement). Borrower has good title to the Subject Assets, subject to the security interests and liens listed on Part II of Schedule 2.2.

                  7.5 Taxes. Borrower has paid all sales taxes owing to any governmental authority or agency.

                  7.6. No Bankruptcy. Borrower has not filed a petition in voluntary bankruptcy or requested reorganization under any provision of any bankruptcy, reorganization or insolvency law nor has Borrower consented to the filing of any petition against it under any such law.

                  7.7. Authorization. Borrower is duly authorized to conduct business in the State of New York.

         8. Representations, Warranties, and Covenants of Buyer. Buyer represents, warrants and covenants to Bank as follows:

                  8.1 Organization of Buyer. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York. Buyer has all limited liability company power and authority to purchase the Subject Assets pursuant to Section 9-504 of the UCC and other applicable law, to execute and deliver this Agreement and the other documents, instruments or agreements to be executed and delivered by it in connection herewith, and to carry out all of the actions required of it pursuant to the terms of this Agreement. None of Buyer's equity interests are owned or controlled by the Borrower or any Borrower Party or any individual, person or entity which either directly or indirectly owns or controls any equity interest in the Borrower or any Borrower Party.

                  8.2 Corporate Approval; Binding Effect. Buyer has obtained all necessary authorizations and approvals required for the execution and delivery of this Agreement and the other documents, instruments or agreements to be executed and delivered by it in connection herewith, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and constitutes, the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

                  8.3 Litigation. Except as previously disclosed by Buyer in writing, to the best of Buyer's knowledge, no action, suit, proceeding or investigation is pending or threatened against Borrower or Buyer, relating to, affecting, or questioning the validity of this Agreement or challenging any of the transactions contemplated hereby.

                  8.4 Indemnification and Hold Harmless. In addition to the assumption of liabilities pursuant to Section 2.3 and 8.6, Buyer hereby agrees to indemnify, pay, defend and hold Bank, and its officers, directors, employees, agents, affiliates and attorneys (collectively, the "Bank Indemnitees"), and Borrower and Borrower Parties, and their officers, directors, employees, agents, affiliates and attorneys (collectively, the "Borrower Indemnitees"), harmless from and against any and all claims, liabilities, obligations, issues, damages, penalties, actions, judgments, suits, actions, causes of actions, demands, costs, expenses and disbursements of any kind or nature (collectively, a "Claim") that may be imposed on, incurred by or asserted, at any time, against Bank Indemnitees or Borrower Indemnitees as a result of any Claim that may now exist or that may hereafter arise, in whole or in part, in connection with or as a result of any action by Bank with respect to Borrower or to Subject Assets from Buyer's failure to satisfy the Assumed Liabilities or the Assumed Leases (as herein defined). To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Buyer shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of any claim incurred by Bank Indemnitees, Borrower Indemnitees or any of them.

                  8.5 Brokers. Buyer has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

                  8.6 Assumption of Liabilities. Buyer shall assume, satisfy, and pay only the obligations and liabilities of Borrower reflected on Schedule
2.3 of this Agreement. Buyer shall also assume all unexpired leases relating to the Real Property and all leases set forth on Schedule 8.6 (collectively, the "Assumed Leases").

                  8.7 Lack of Bad Faith. Buyer has no reason to believe that Bank is acting in bad faith in connection with this Agreement.

                  8.8 The Subject Assets and Bank's Security Interest in the Subject Assets. Buyer is not aware of any fact or circumstance that would lend Buyer to conclude that Bank fails to hold a perfected, first priority (to the extent that priority can be determined from a search of the public records) security interest in and lien upon the Subject Assets. To the best of Buyer's knowledge, information and belief, the Subject Assets encompass all personal property assets owned by Borrower.

         9. Representations, Warranties, and Covenants of Bank. Bank represents, warrants and covenants to Buyer that:

                  9.1 Release of Lien. Bank has not released any security interest, lien or mortgage it may have in, or intentionally consented to the sale or disposition of, any Subject Assets being purchased hereunder (except for sales in the ordinary course of Borrower's business and for the sale pursuant hereto), and has not heretofore sold, assigned, transferred or participated any of its interests in the Subject Assets being purchased hereunder.

                  9.2 Brokers. Bank has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

                  9.3 Bank's Right to Dispose of Subject Assets. Bank has the right to sell the Subject Assets pursuant to the terms of Bank Loan Documents and pursuant to the applicable provisions of the UCC.

                  9.4      [Intentionally Omitted.]

                  9.5 Enforceability of Bank Loan Documents. Bank Loan Documents are enforceable against Borrower and the Subject Assets in accordance with their terms, subject to applicable bankruptcy, insolvency, bank moratorium or similar laws affecting creditors' rights and remedies generally and, as to enforceability, to general principles of equity regardless of whether enforcement is sought in a preceding at law or in equity; provided, however, that Bank is unaware of any such principle that may be applicable.

                  9.6 Corporate Authority. The execution of this Agreement and the other documents, agreements and instruments to be executed and delivered by Bank in connection herewith, and the consummation of the transactions contemplated hereby, are within the authority of the individual who shall execute this Agreement on behalf of Bank. The Bank is authorized to conduct business in the State of New York.

                  9.7 Security Interest, Lien and Mortgage. Pursuant to the terms of Bank Loan Documents, at the Closing, Bank shall warrant that it has a perfected, first priority (to the extent that priority may be determined by public records) security interest in and lien upon the Subject Assets.

                  9.8 Litigation. Except as previously disclosed by Bank in writing, to the best of Bank's knowledge, no action, suit, proceeding or investigation is pending or threatened against Borrower, relating to, affecting, or questioning the validity of this Agreement or challenging any of the transactions contemplated hereby.

                  9.9 Lack of Bad Faith. Bank has no reason to believe that Buyer is acting in bad faith in connection with this Agreement.

                  9.10 Subordinate Liens. Other than those liens reflected on part II of Schedule 2.2, Bank has no knowledge of other liens on the Subject Assets.

         10. Bank's Intent, Representation and Warranty Regarding Transfer of the Subject Assets. Bank intends, under Section 9-504 of the UCC and Bank Loan Documents, and, in accordance with applicable law, to transfer all of Borrower's rights, title and interest in the Subject Assets to Buyer for value and to discharge the security interest under which it is made and any security interest or lien subordinate thereto. Bank represents and warrants to Buyer that, at Closing, Buyer shall receive, through execution of this Agreement, execution of Exhibit B, the transfer of Borrower's interests in and to the Subject Assets free and clear of Bank's security interest and lien therein, and any security interest or lien subordinate thereto. It is further understood and agreed by Bank and Borrower that regardless of Bank's application of the Purchase Price, the Purchase Price is in consideration of Borrower's Obligations to Bank, regardless of the validity or enforceability of Bank's lien with respect to any particular asset being sold.

         11. Limitation of Bank's Liability. Buyer agrees that Bank's liability in the event that any of Bank's representations, covenants or warranties set forth in Sections 9 and 10 above are breached, shall not, in any event, exceed the Purchase Price.

         12. Agreement Concerning Post-Closing Collections. Bank and Borrower each agrees that it will promptly turn over to Buyer, in form received, all cash, checks and other items of payment which are received by or otherwise come into its possession after the Closing Date, which represent payments by account debtors which shall become the property of Buyer. Buyer agrees that it will promptly turn over to Bank, in form received, all cash, checks, and other items of payment which are received by or otherwise come into Buyer's possession relating to refunds from Borrower's Workers' Compensation insurance plans and Borrower's real property insurance policies. Prior to delivery to Buyer of amounts which are the property of Buyer, Bank or Borrower, as applicable, will hold all such cash, checks and other items of payment in trust for Buyer.

         13. Buyer's Conditions to Closing; Deliveries to Buyer at Closing. The obligation of Buyer to consummate the Closing shall be subject to the satisfaction, at or prior to Closing, of the conditions that (a) Buyer shall have received, duly executed (unless waived) by Bank a General Assignment and Bill of Sale covering the Subject Assets in the forms of Exhibit B hereto dated as of the Closing Date; (b) Buyer shall have received possession of the Subject Assets; and, (c) no bankruptcy or insolvency petition shall have been filed by Borrower or filed against Borrower which has not been dismissed. Buyer specifically agrees that its obligation to consummate the transactions embodied in this Agreement is not conditioned or contingent upon: (a) the satisfactory results of any further due diligence by Buyer; or (b) the obtaining of any financing.

         The obligation of Buyer to consummate the Closing shall also be subject to the satisfaction prior to the Closing of the following additional conditions (unless waived):

                  13.1 Representations and Warranties True. All representations, certifications and warranties of Bank and Borrower hereunder shall be true as of the Closing Date in every material respect.

                  13.2 No Default by Bank or Borrower. Each of Bank and Borrower shall have performed and complied with all agreements, covenants and conditions required by this Agreement, or by any agreement executed and delivered or to be executed and delivered in connection herewith or pursuant hereto, to be performed or complied with by either of them, prior to or at the Closing.

                  13.3 No Statutes, Rules or Orders. There shall be no statute, rule, regulation or order of any court or administrative agency in effect which prohibits Bank, Borrower or Buyer from consummating the transactions contemplated hereby.

                  13.4 Closing. The Closing shall have occurred on or before February 1, 2001, or such later date as Buyer and Bank may mutually agree upon in writing.

                  13.5 Completion of Schedules. All schedules and exhibits to this Agreement shall be completed on or before the Closing to Bank's and Buyer's satisfaction.

         14. Bank's Conditions to Closing; Delivery to Bank at Closing. The obligation of Bank to consummate the Closing shall be subject to the satisfaction, at or prior to Closing, of the following conditions (to the extent noncompliance is not waived in writing by Bank):

                  14.1 Consideration Paid. Bank shall have received the Purchase Price.

                  14.2 Notice of Sale. Notice of the sale of the Subject Assets contemplated hereby shall have been given (in form and substance satisfactory to Bank) to all other entities entitled to notice under Section 9-504 of the UCC who have not waived in writing after default their right to receive such notice prior to the Closing Date.

                  14.3 Reaffirmation by Borrower Parties. Bank shall have received a Reaffirmation, Release, Consent and Acknowledgment dated as of the Closing Date in a form reasonably acceptable to Bank and the Guarantor.

                  14.4 Reaffirmation, Release, Consent and Acknowledgment. Bank shall have received a Reaffirmation, Release, Consent and Acknowledgment dated as of the Closing Date in a form reasonably acceptable to Bank and Borrower.

                  14.5 No Statutes, Rules or Orders. There shall be no statute, rule, regulation or order of any court or administrative agency in effect which prohibits Bank, Borrower or Buyer from consummating the transactions contemplated hereby.

                  14.6 Representations and Warranties True. All representations, certifications and warranties of Buyer and Borrower and the Borrowing Parties hereunder shall be true as of the Closing Date in every material respect.

                  14.7 No Default By Buyer or Borrower. Each of Buyer, Borrower and the Borrowing Parties shall have performed and complied with all agreements, covenants and conditions required by this Agreement or by any agreement executed and delivered or to be executed and delivered in connection herewith or pursuant hereto, to be performed or complied with by either of them, prior to or at the Closing.

                  14.8 Violation of Law. No violations of law shall have occurred which could, in Bank's judgment, have an adverse impact on Bank's ability to consummate the transactions contemplated hereby.

                  14.9 Access. For the period between execution of this Agreement and Closing, Borrower shall have made available to Bank and Buyer, and allowed Bank and Buyer access to, the Subject Assets and the books and records of Borrower related thereto.

                  14.10 No Violation of Agreements. The making, execution, delivery, and performance of this Agreement by Bank and Buyer will not violate or conflict with any restriction binding upon or relating to Buyer or its business, operations, properties, or assets.

                  14.11 Other Documents. Bank shall have received such other documents, instruments or certificates as Bank may reasonably request with respect to any matter relevant to this Agreement, the transfer of the Subject Assets, or the transactions contemplated by this Agreement.

                  14.12 Closing. The Closing shall have occurred on or before February 1, 2001, or such later date as Bank or Buyer may mutually agree upon in writing.

                  14.13 Completion of Schedules. All schedules and exhibits to this Agreement shall be completed on or before the Closing to Bank's and Buyer's satisfaction.

         15.      General.
                  -------

                  15.1 Expenses. Except as otherwise agreed herein, or as provided in the Loan Agreement and related documents, all expenses of the preparation, execution and consummation of this Agreement and of the transactions contemplated hereby, including, without limitation, attorneys, accountants and outside advisor's fees and disbursements, shall be borne by the party incurring such fees; provided, however, that: (i) nothing contained herein shall in any manner alter, limit, or modify Bank's right to have such fees and expenses reimbursed pursuant to the provisions of the Loan Agreement and any of the Related Agreements and documents; and (ii) any and all such fees and expenses incurred by or on behalf of Bank are hereby deemed to be part of and added to the Obligations (as defined in the Loan Agreement) of Borrower and/or each of the Co-Borrowers/Guarantors.

                  15.2 Notice. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally, if mailed by certified mail return receipt requested, if mailed postage prepaid, or if sent by written telecommunication, confirmation of receipt received, as follows:

         If to Bank, to:

                           LaSalle Bank National Association
                           135 South LaSalle Street
                           Chicago, Illinois 60603-4105
                           Attn: Asset Based Lending Division


         With a copy sent contemporaneously to:

                           Katten Muchin Zavis
                           525 West Monroe Street
                           Chicago, Illinois 60661-3693
                           Attn: Jeff J. Marwil, Esq.

         If to Buyer, to:
                           Independent Steel Products, LLC
                           c/o Kestenbaum & Mark
                           40 Cattermill Road
                           Great Neck, NY 11021
                           Attn: Richard Kestenbaum

         With a copy sent contemporaneously to:

                           Richard Kestenbaum
                           40 Cattermill Road
                           Great Neck, NY 11021

         If to Borrower, to:

                           c/o Colonial Commercial Corp.
                           3601 Hempstead Turnpike
                           Levittown, New York 11756
                           Attn: James Stewart

         With a copy sent contemporaneously to:

                           Oscar Folger
                           521 5th Avenue, 24th Floor
                           New York, NY 10175


                  15.3 Entire Agreement. This Agreement and the related schedules, exhibits and agreements delivered in connection herewith contain the entire understanding of the parties with respect to the subject matter hereof, supersede all prior agreements and understandings relating to the subject matter hereof, and shall not be amended except by a written instrument hereafter signed by all of the parties hereto.

                  15.4 Governing Law. The validity and construction of this Agreement shall be governed by the internal laws of the State of Illinois without regard to principles of conflicts of laws.

                  15.5 Sections, Section Headings and Defined Terms. All enumerated subdivisions of this Agreement are herein referred to as "sections" or "subsections." The headings of the sections and subsections are for reference only and shall not limit or control the meaning thereof. Capitalized terms contained in the Exhibits or Schedules to this Agreement, which are not otherwise defined in such Exhibits or Schedules, shall have the meaning ascribed to them in this Agreement.

                  15.6 Successors. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, successors and assigns; provided, however, that no party may assign, whether absolutely or merely for collateral purposes, its rights, claims and benefits hereunder to any other person or entity without the express written consent of each of the other parties to this Agreement; provided, however, that Buyer cannot assign its indemnification obligations set forth in this Agreement.

                  15.7 Survival of Representations and Warranties. The representations and warranties of the parties hereto contained in this Agreement, notwithstanding any investigation by Buyer, Borrower or Bank, shall be deemed to have been relied upon by Buyer, Borrower or Bank, as the case may be, and shall survive the Closing and consummation of the transactions contemplated hereby.

                  15.8 Further Assurances. From time to time, at the reasonable request of another party hereto, each party hereto shall execute and deliver such further instruments and take such further actions at the expense of the requesting party, as such requesting party may in good faith deem necessary or desirable in order to assure that the transfers, purposes and objectives of this Agreement are fully accomplished. Without limiting the generality of the foregoing, Borrower and Bank will render every reasonable assistance to Buyer with respect to the sale, assignment, transfer, and delivery of the Subject Assets to Buyer; and in the event of commencement hereafter of any case by or against Borrower pursuant to Title 11, United States Code, Borrower and Bank will take all necessary action forthwith to cause, authorize, and support the effectuation of such sale, assignment, transfer, and delivery of the Subject Assets to Buyer pursuant to the terms of this Agreement.

                  15.9 No Implied Rights or Remedies. Except as otherwise expressly provided herein, nothing herein express or implied is intended or shall be construed to confer upon or to give any person, firm, or corporation other than Bank, Borrower and Buyer any rights or remedies under or by reason of this Agreement.

                  15.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  15.11 Risk of Loss. Except with respect to a violation of any of the representations and warranties made herein by Bank or Borrower, the risk of any loss that may occur with respect to any of the Subject Assets or the Real Property being purchased hereunder shall be borne by Buyer immediately upon and at all times after the Closing Date. Except solely as provided in the last sentence of this Section 15.11, Bank and Borrower shall have no liability whatsoever to Buyer for any loss or damage to the Subject Assets or Real Property being purchased hereunder that may occur on and after consummation of the Closing. Bank and Borrower shall and do hereby assign and transfer to Buyer at Closing all claims, causes of action or rights relating to any insured loss for the Subject Assets or the Real Property.

                  15.12 Limited Responsibility. Each party hereto acknowledges and agrees that it is the mutual intent of the parties hereto that the obligations, representations, warranties and undertakings hereunder or as a result hereof or of the transactions contemplated hereby are and be limited to only those expressly set forth herein, and not enlarged by implication, operation of law or otherwise. Without limiting the generality of the foregoing, Bank shall have no responsibility, liability or any other obligation whatsoever to Buyer or any other person or entity for any breach by Borrower or any other person or entity (including Guarantor) of any of its respective representations, warranties, covenants or other obligations to Buyer set forth in any document delivered to Buyer by or on behalf of Borrower or such other person or entity in connection with this Agreement or the transactions contemplated hereby.

                  15.13 UCC Redemption. The parties acknowledge that, at any time before the Closing, Borrower or any other secured party of Borrower may redeem the pertinent Subject Assets by tendering fulfillment of all Obligations (including but not limited to the expenses reasonably incurred by Bank in retaking, holding and preparing the Subject Assets for disposition, in arranging for the sale, and to the extent not prohibited by law, Bank's reasonable attorneys' fees and legal expenses). If such a redemption should occur, Bank shall be relieved of its obligations, and Buyer shall be entitled to the return of any portion of the Purchase Price theretofore paid by it pursuant to the provisions of this Agreement. Borrower hereby waives, to the fullest extent permitted by law, any right to redeem any of the Subject Assets.

         16. No Indemnification. Neither Bank nor Borrower agree to hold Buyer harmless from and with respect to any claims, liabilities, losses, damages, costs or expenses whatsoever, and nothing in this Agreement shall be construed to create any such indemnification.


                            [Signature Page Follows.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly respective officers as of the date and the year first above written.

                                        WELL-BILT STEEL PRODUCTS, INC.,
                                        a New Jersey corporation

                                        By:/s./ James W. Stewart
                                        Name: James W. Stewart
                                        Title:  Vice President


                                        ATLANTIC HARDWARE & SUPPLY CORPORATION,
                                        a New York corporation

                                        By: /s/ James W. Stewart
                                        Name:  James W. Stewart
                                        Title:  Secretary


                                        UNIVERSAL SUPPLY GROUP, INC.,
                                        a New York corporation

                                        By: /s/ James W. Stewart
                                        Name: James W. Stewart
                                        Title: Executive Vice President


                                        COLONIAL COMMERCIAL CORP.,
                                        a New York corporation

                                        By: /s/ James W. Stewart
                                        Name:  James W. Stewart
                                        Title: Executive Vice President


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        a national banking association

                                        By:/s/ John Mostofi
                                        Name:  John Mostofi
                                        Title: First Vice President

                                        INDEPENDENT STEEL PRODUCTS, LLC

                                        By:  /s/ Steven Glaser
                                        Name:  Steven Glaser
                                        Title:  Manager